Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 7th day of March, 2025.

/s/ Kelly C. Atkinson

Kelly C. Atkinson

Director

STATE OF NORTH CAROLINA )

) SS

COUNTY OF NEW HANOVER )

On this 7th day of March, 2025, personally appeared before me Kelly C. Atkinson, to me known and known to me to be the person described in and who executed the foregoing one-page instrument titled Power of Attorney, dated March 7th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 7th day of March, 2025.

/s/ Chandler Miller Chandler Miller
Notary Public, State of North Carolina
My Commission Expires: October 25, 2028

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of March, 2025.

/s/ Felix A. Bernshteyn

Felix A. Bernshteyn

Director

STATE OF CALIFORNIA )

) SS:

COUNTY OF LOS ANGELES )

On this 14th day of March, 2025, personally appeared before me Felix A. Bernshteyn, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 14th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 14th day of March, 2025.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My commission expires: October 24, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of March, 2025.

/s/ Mikhail Y. Dyadyuk

Mikhail Y. Dyadyuk

Director

STATE OF NEW YORK )

) SS:

COUNTY OF NEW YORK )

On this 10th day of March, 2025, personally appeared before me Mikhail Y. Dyadyuk, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 10th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 10th day of March, 2025.

/s/ Kerry L Trenkle Kerry L Trenkle
Notary Public, State of New York
My commission expires: July 10, 2026

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2025.

/s/ Colleen W. Hanabusa

Colleen W. Hanabusa

Director

STATE OF Hawaii )

) SS:

COUNTY OF Honolulu )

On this 7th day of March, 2025, personally appeared before me Colleen W. Hanabusa, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 7th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 7th day of March, 2025.

/s/ Ryan J. Loeffers Ryan J. Loeffers
Notary Public, State of Hawaii
My Commission Expires: January 29, 2027

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of March, 2025.

/s/ John T. Komeiji

John T. Komeiji

Director

STATE OF Hawaii )

) SS:

COUNTY OF Honolulu )

On this 11th day of March, 2025, personally appeared before me John T. Komeiji, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 11th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 11th day of March, 2025.

/s/ Charlene M. Moriwaki Charlene M. Moriwaki
Notary Public, State of Hawaii
My Commission Expires: June 11, 2028

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March, 2025.

/s/ Steven R. Kutos

Steven R. Kutos

Director

STATE OF CALIFORNIA )

) SS:

COUNTY OF LOS ANGELES )

On this 12th day of March, 2025, personally appeared before me Steven R. Kutos, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 12th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 12th day of March, 2025.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My Commission Expires: October 24, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of March, 2025.

/s/ Anton Z. Moldan

Anton Z. Moldan

Director

STATE OF NEW YORK )

) SS:

COUNTY OF NEW YORK )

On this 12th day of March, 2025, personally appeared before me Anton Z. Moldan, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 12th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 12th day of March, 2025.

/s/ Catherine Maud Kleszczewski Catherine Maud Kleszczewski
Notary Public, State of New York
My Commission Expires: August 21, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2024 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Mary E. Talbott, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of March, 2025.

/s/ John L. Scarano

John L. Scarano

Director

STATE OF NEW YORK )

) SS:

COUNTY OF NEW YORK )

On this 13th day of March, 2025, personally appeared before me John L. Scarano, to me known and known to me to be the person described in and who executed the foregoing one page instrument titled Power of Attorney, dated March 13th, 2025, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 13th day of March, 2025.

/s/ Alexis Ford Alexis Ford
Notary Public, State of South Carolina
My Commission Expires: June 28, 2029